LONG-TERM LOANS FROM BANKS	12 Months Ended
Dec. 31, 2015
LONG-TERM LOANS FROM BANKS [Abstract]
LONG-TERM LOANS FROM BANKS
NOTE 12	-	LONG-TERM LOANS FROM BANKS

A.	Composition

	As of December 31,
	2015	2014

In U.S. Dollars, see also B and C below	$101,955	$120,155
In JPY, see also D below	143,675	73,647
Total long-term loans from banks - principal amount	245,630	193,802
Fair value adjustments	(7,900)	(24,026)
Total long-term loans from banks	237,730	169,776
Current maturities	(26,681)	(10,000)
	$211,049	$159,776

B.	Facility Agreement with Israeli Banks

The outstanding principal amount under Tower's credit facility agreement with the two largest Israeli lenders banks, Bank Leumi and Bank Ha'poalim (“the Israeli Banks”), as amended, was approximately $83,000 as of December 31, 2015 and $101,000 as of December 31, 2014, carrying interest rate of USD LIBOR plus 3.90% per annum (“Facility Agreement”).

Under the Facility Agreement, approximately $6,000 are due during 2016, $56,000 are due during 2017 and approximately $21,000 are due during 2018.

Pursuant to the Facility Agreement, Tower has registered liens in favor of the Israeli Banks on substantially all of its present and future assets. The Facility Agreement restricts Tower's ability to place liens on its assets (other than existing liens in favor of the State of Israel in Respect of Investment Center grants - see Note 8B), without the prior consent of the Israeli Banks. The Facility Agreement also contains certain restrictive financial ratios and covenants. Satisfying these financial ratios and covenants is a material provision of the Facility Agreement. Under the Facility Agreement, Tower agreed to accelerate payments on account of principal of the loans as a percentage of proceeds to be received from certain future fundraising.

If, as a result of any default, the Israeli Banks were to accelerate Tower's obligations, Tower would be obligated, to, among other things, immediately repay all loans made by the Israeli Banks plus penalties, and the Israeli Banks would be entitled to exercise the remedies available to them under the Facility Agreement, including enforcement of their liens against all of Tower's assets. The Facility Agreement contains, among others, (i) a mechanism for early repayment of certain principal amounts based on excess cash flow Tower may incur; (ii) required customary financial ratios and covenants Tower has to meet, as well as definitions of event of defaults.

Loans received under the Facility Agreement, as amended to date, are presented at fair value, and with changes in value reflected in the statements of operations, following adoption by the Company of ASC 825-10 “Fair Value Option” and Tower's election to apply the fair value option to the Facility Agreement.

The effects of the Facility Agreement, as revised and amended, have been included in the measurement of the fair value of the loans at the relevant periods.

C.	Wells Fargo Credit Line

In December 2013, Jazz entered into an agreement with Wells Fargo Capital Finance, part of Wells Fargo & Company (“Wells Fargo”), for a five-year secured asset-based revolving credit line in the total amount of up to $70,000, maturing in December 2018 (the “Jazz Credit Line Agreement”). The applicable interest on the loans under the Jazz Credit Line Agreement was at a rate equal to, at lender's option, either the lender's prime rate plus a margin ranging from 0.5% to 1.0% or the LIBOR rate plus a margin ranging from 1.75% to 2.25% per annum and, starting February 2016, interest is at a rate equal to, at lender's option, either the lender's prime rate plus a margin ranging from 0.25% to 0.75% or the LIBOR rate plus a margin ranging from 1.5% to 2.0% per annum.

The borrowing availability under the Jazz Credit Line Agreement  varies from time to time based on the levels of Jazz's eligible accounts receivable, eligible equipment, eligible inventories and other terms and conditions described in the Jazz Credit Line Agreement. The obligations of Jazz under the Jazz Credit Line Agreement are secured by a security interest on all  the assets of Jazz. The Jazz Credit Line Agreement contains customary covenants and other terms, including covenants, as well as customary events of default. If any event of default will occur, Wells Fargo may declare all borrowings under the facility and foreclose on the collateral due immediately.

As of December 31, 2015, borrowing availability under the Jazz Credit Line Agreement was approximately $49,000, of which approximately $20,100 was utilized ($19,100 through loans and approximately $1,000 through letters of credit).

As of December 31, 2015, Jazz was in compliance with all of the covenants under this agreement.

D.	Loans to TPSCo from Japanese Institutions

In June 2014, TPSCo entered into a long term loan agreement with JA Mitsui Leasing, Ltd. and Bank of Tokyo (BOT) Lease Co., Ltd, under which it borrowed 8.8 billion Japanese Yen (approximately $73,000 as of December 31, 2015).

The loan carries an annual interest of the TIBOR (Tokyo Interbank Offered Rate) six months' rate plus 1.65% per annum with the principal amount to be repaid in seven semi-annual equal installments starting June 2016 and ending June 2019 (the “ Term Loan”). The Term Loan is secured by an assignment of TPSCo's right to receive any amounts under its manufacturing and production related services agreements with Panasonic. The Term Loan contains certain covenants, as well as definitions of event of defaults and acceleration of the repayment schedule.

In December 2015, TPSCo and JA Mitsui Leasing, Ltd., Sumitomo Mitsui Trust Bank Limited and Showa Leasing Co., Ltd. (“JP Banks”) signed an asset based loan agreement, according to which, TPSCo entered into a five year term loan agreement with JP Banks under which TPSCo borrowed an amount of 8.5 billion Japanese Yen (approximately $71,000 as of December 31, 2015) (the “Asset Based Loan” or “ABL”).

The ABL carries an interest equal to the six month TIBOR (Tokyo Interbank Offered Rate) plus 2.0% per annum with the principal amount to be repaid in seven semi-annual equal installments starting December 2017 and ending December 2020. The ABL is secured by a lien over machinery and equipment of TPSCo located in Uozu and Tonami manufacturing facilities.

The ABL agreement also contains certain financial ratios and covenants, as well as definitions of event of defaults and acceleration of the repayment schedule.